Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MARCH, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.7706%



        Excess Protection Level
          3 Month Average  5.09%
          March, 1998  5.91%
          February, 1998  4.70%
          January, 1998  4.64%


        Cash Yield                                  18.56%


        Investor Charge Offs                        4.85%


        Base Rate                                   7.80%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $ 33,909,306,783.29


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,867,972,264.80